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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                              AMENDMENT NO. 1 TO
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 30, 1998




                            HORIZON PHARMACIES, INC.
             (Exact name of registrant as specified in its charter)




             TEXAS                      0-22403                   75-2441557
(State or other jurisdiction of      (Commission              (I.R.S. Employer
 incorporation or organization)      File Number)            Identification No.)


        275 W. PRINCETON DRIVE
           PRINCETON, TEXAS                                          75407
(Address of Principal Executive Offices)                          (Zip Code)

                                 (972) 736-2424
              (Registrant's telephone number, including area code)

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

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Filed herewith as a part of this report are the following financial statements for Graham's Pharmacy and Home Health Center, Inc.: (i) audited Balance Sheet at December 31, 1997 and audited Statement of Income, Statement of Shareholders' Equity and Statement of Cash Flows each for the year ended December 31, 1997, and the report of Howard & Waltrip, P.C., certified public accountants, thereon, together with the notes thereto; and (ii) unaudited Balance Sheet at March 31, 1998, and unaudited Statements of Income, unaudited Statements of Shareholders' Equity, and unaudited Statements of Cash Flows each for the three months ended March 31, 1998 and March 31, 1997. These financial statements are being filed in accordance with and within the time provided for in Item 7(a)(4).

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Filed herewith as a part of this report are HORIZON Pharmacies, Inc.'s (the "Registrant") Pro Forma Combined Condensed Balance Sheet at March 31, 1998 and Pro Forma Combined Condensed Statement of Income for the three months ending March 31, 1998 and the year ended December 31, 1997, and the notes thereto. These pro forma financial statements are being filed in accordance with and within the time provided for in
          Item 7(a)(4).

     (c)  EXHIBITS.

          The following exhibits are filed with this report:

          Exhibit No.     Name of Exhibit
          -----------     ---------------
              23          Consent of Howard & Waltrip, P.C., Independent
                          Auditors (filed electronically herewith).

                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       REGISTRANT:

                                       HORIZON PHARMACIES, INC.


Date: August 13, 1998                  By: /s/ Ricky D. McCord
                                          ------------------------------
                                          Ricky D. McCord, President

                             GRAHAM'S PHARMACY AND
                            HOME HEALTH CENTER, INC.
                              FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1997
                      WITH REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders                           August 5, 1998
Graham's Pharmacy and Home Health Center, Inc.


                         REPORT OF INDEPENDENT AUDITORS


We have audited the accompanying balance sheet of Graham's Pharmacy and Home Health Center, Inc. as of December 31, 1997, and the related statement of income, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Graham's Pharmacy and Home Health Center, Inc. at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



Howard & Waltrip, P.C.
Certified Public Accountants
Dallas, Texas

GRAHAM'S PHARMACY AND HOME HEALTH CENTER, INC.
BALANCE SHEETS


                                                  DECEMBER 31,     MARCH 31,
ASSETS                                                1997           1998
                                                  ------------    -----------
                                                                  (Unaudited)
Current assets
     Cash                                          $   4,426      $  12,061
     Accounts receivable-trade                       111,280        114,159
     Inventories, lower of cost or market            193,541        196,486
     Employee advances                                   595            400
                                                   ---------      ---------
          Total current assets                       309,842        323,106

Fixed assets
     Land                                              7,500          7,500
     Buildings, equipment, automobiles               744,324        744,324
     Accumulated depreciation                       (273,016)      (294,049)
                                                   ---------      ---------

          Total net fixed assets                     478,808        457,775

Other assets
     Deposits                                            207            207
     Patent/trademarks                                 2,375          2,375
     Goodwill                                         24,027         24,027
     Accumulated amortization                         (8,910)        (9,075)
                                                   ---------      ---------

          Total other assets                          17,699         17,534
                                                   ---------      ---------

TOTAL ASSETS                                       $ 806,349      $ 798,415
                                                   ---------      ---------
                                                   ---------      ---------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
     Accounts payable-trade                        $ 117,002      $ 110,890
     Accrued expenses                                  7,531          8,856
     Current portion of long term debt                 6,360          4,749
                                                   ---------      ---------

          Total current liabilities                  130,893        124,495

Long term liabilities
     Notes payable                                    15,274         13,663
     Current portion of long term debt                (6,360)        (4,749)
                                                   ---------      ---------

          Total long term liabilities                  8,914          8,914
                                                   ---------      ---------

          Total liabilities                          139,807        133,409

Shareholders' equity
     Capital stock                                    17,071         17,071
     Retained earnings                               649,471        647,935
                                                   ---------      ---------
          Total shareholders' equity                 666,542        665,006
                                                   ---------      ---------

TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY                          $ 806,349      $ 798,415
                                                   ---------      ---------
                                                   ---------      ---------


See accompanying notes.

GRAHAM'S PHARMACY AND HOME HEALTH CENTER, INC.
STATEMENTS OF INCOME



                                                                      THREE MONTHS ENDED
                                                  YEAR ENDED               MARCH 31,
                                                 DECEMBER 31,      -----------------------
                                                     1997            1997           1998
                                                 ------------      --------       --------
                                                                        (Unaudited)
Net sales                                         $2,272,023       $517,746       $532,498

Cost of sales                                      1,233,775        290,859        304,264
                                                  ----------       --------       --------

Gross profit                                       1,038,248        226,887        228,234
                                                  ----------       --------       --------

Operating expenses:
     Selling, general and administrative             731,557        169,803        170,984
     Depreciation and amortization                    73,002         18,251         21,198
                                                  ----------       --------       --------

          Total operating expenses                   804,559        188,054        192,182

Income(loss) from operations                         233,689         38,833         36,052

Other income (expense):
     Interest income                                     567            115             58
     Interest expense                                 (1,900)          (504)           (86)
                                                  ----------       --------       --------

          Total other income (expense)                (1,333)          (389)           (28)
                                                  ----------       --------       --------

          Net income                              $  232,356       $ 38,444       $ 36,024
                                                  ----------       --------       --------
                                                  ----------       --------       --------



See accompanying notes.

GRAHAM'S PHARMACY AND HOME HEALTH CENTER, INC.
STATEMENTS OF SHAREHOLDERS' EQUITY

                                                                      THREE MONTHS ENDED
                                                   YEAR ENDED              MARCH 31,
                                                  DECEMBER 31,     -----------------------
                                                      1997           1997           1998
                                                  ------------     --------       --------
                                                                         (Unaudited)
Balance, Beginning of period                       $ 539,761       $539,761       $649,471

Net income                                           232,356         38,444         36,024

Distributions                                       (122,646)       (30,662)       (37,560)
                                                   ---------       --------       --------
Balance, End of Period                             $ 649,471       $547,543       $647,935
                                                   ---------       --------       --------
                                                   ---------       --------       --------


See accompanying notes.

GRAHAM'S PHARMACY AND HOME HEALTH CENTER, INC.
STATEMENTS OF CASH FLOWS

                                                                       THREE MONTHS ENDED
                                                     YEAR ENDED             MARCH 31,
                                                     DECEMBER 31,    ---------------------
                                                         1997          1997         1998
                                                     ------------    --------     --------
                                                                         (Unaudited)
Operating activities:
     Net income                                       $ 232,356      $ 38,444     $ 36,024

Adjustments to reconcile net income to net cash provided by operating activities:

     Depreciation and amortization                       73,002        18,251       21,198
     Change in operating assets and liabilities:
          Accounts receivable-trade                     (31,683)      (17,622)      (2,879)
          Inventories                                  (112,042)      (40,064)      (2,945)
          Employee advances                                (195)         (195)         195
          Accounts payable-trade                          4,519         1,319       (6,112)
          Accrued expenses                                4,435         1,110        1,325
                                                      ---------      --------     --------

Net cash provided (used) by operating activities        170,392         1,243       46,806

Investing activities:
     Purchase of fixed assets                          (159,085)      (37,271)           0

Financing activities:
     Borrowings on notes payable                         14,933             0            0
     Principal payments on notes payable                (54,942)      (12,736)      (1,611)
     Contributions from shareholders                     35,817             0            0
     Distributions to shareholders                     (122,646)      (30,662)     (37,560)
                                                      ---------      --------     --------

Net cash (used) provided by financing activities       (126,838)      (43,398)     (39,171)

Net increase (decrease) in cash                        (115,531)      (79,426)       7,635

Cash at beginning of period                             119,957       119,957        4,426
                                                      ---------      --------     --------

Cash at end of period                                 $   4,426     $  40,531     $ 12,061
                                                      ---------      --------     --------
                                                      ---------      --------     --------



Supplemental disclosure of interest paid              $   1,900     $     504     $     86
                                                      ---------      --------     --------
                                                      ---------      --------     --------


See accompanying notes.

                 GRAHAM'S PHARMACY AND HOME HEALTH CENTER, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997


1.  Summary of significant accounting policies

Organization

GRAHAM'S PHARMACY AND HOME HEALTH CENTER, INC., A New Mexico corporation (the "Company"), owns and operates a retail pharmacy in Las Vegas, New Mexico.

Basis of accounting

The accompanying financial statements are prepared on the accrual basis of accounting and accordingly reflect revenues at the time products are sold or services rendered. Expenses are recognized when the products are received or the services are performed.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates, and such differences may be material to the financial statements.

Depreciation

Depreciation of fixed assets is provided on a straight-line basis over the estimated useful lives of the assets.

Unaudited financial statements

The accompanying unaudited financial statements include all adjustments, consisting of normal, recurring accruals, which the Company considers necessary for a fair presentation of the financial position and the results of operations for the indicated periods.

2.  Leases

The Company leases the retail store facilities on a month to month basis from a related party. Rent expense for fiscal year ended December 31, 1997 was $18,685.

                 GRAHAM'S PHARMACY AND HOME HEALTH CENTER, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997


3.  Long term liabilities

Installment notes totaling approximately               $15,274
$375 per month at 8.25% interest,
maturing in 1998.

Less current portion of long term debt                  (6,360)
                                                       -------
Total long term liabilities                            $ 8,914
                                                       -------
                                                       -------

4.  Subsequent events

On May 30, 1998 the Company sold a majority of its assets to HORIZON Pharmacies, Inc. and ceased operations.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED BALANCE SHEET
MARCH 31, 1998
(IN THOUSANDS)

                                             Company      Las Vegas
ASSETS                                      Historical   Store (Note)   Pro Forma
                                            ----------   ------------   ---------
Current assets:
     Cash                                    $ 2,388        ($450)        $1,938
     Accounts receivable                       5,029                       5,029
     Inventories                               9,828          150          9,978
     Other                                       187                         187
                                            ----------   ------------   ---------
          Total current assets                17,432         (300)        17,132

Property and equipment, net                    2,112          341          2,453

Intangibles, net                               3,871          559          4,430
                                            ----------   ------------   ---------
Total assets                                 $23,415         $600        $24,015
                                            ----------   ------------   ---------
                                            ----------   ------------   ---------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Accounts payable                        $ 4,000                      $4,000
     Accrued liabilities                         675                         675
     Notes payable                               320                         320
     Current portion of long-term
      obligations                                879         $ 85            964
                                            ----------   ------------   ---------

          Total currrent liabilities           5,874           85          5,959

Long-term obligations                          4,686          415          5,101

Deferred income taxes                            157                         157

Shareholder's equity:
     Common stock                                 45                          45
     Additional paid-in capital               12,100          100         12,200
     Retained earnings                           553                         553
                                            ----------   ------------   ---------

           Total shareholders' equity         12,698          100         12,798
                                            ----------   ------------   ---------
     Total liabilities and shareholders'
      equity                                 $23,415         $600        $24,015
                                            ----------   ------------   ---------
                                            ----------   ------------   ---------


    Note: The Las Vegas Store was acquired in May 1998 for a total consideration of $1,050 financed by a note payable of $500, stock of $100 and cash of $450 and is included herein at the values allocated to assets acquired.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
THREE MONTHS ENDED MARCH 31, 1998
 (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                            Historical
                                                     ------------------------
                                                                    Las Vegas     Pro Forma
                                                     Company          Store       Adjustments     Pro Forma
                                                     -------        ---------     -----------     ---------
Net revenues                                         $12,822           $532                        $13,354

Cost and expenses:
     Cost of sales and services                        8,850            304                          9,154
     Depreciation and amortization                       151             21           $(21)(1)         169
                                                                                        18 (1)
     Selling, general and administrative               3,310            171            (16)(3)       3,465
                                                     -------           -----          -----      ---------
Total costs and expenses                              12,311            496            (19)         12,788
                                                     -------           -----           ----      ---------
Income from operations                                   511             36             19             566

Interest expense and other, net                           53              0              9 (2)          62
                                                     -------           -----           ----      ---------
Income before income taxes                               458             36             10             504

Provision for income taxes                               183              0             19 (4)         202
                                                     -------           -----           ----      ---------
Net income                                              $275            $36            ($9)           $302
                                                     -------           -----           ----      ---------
                                                     -------           -----           ----      ---------
Basic earnings per share                                                                             $0.07
                                                                                                 ---------
                                                                                                 ---------
Shares used in computation of basic earnings
  per share                                                                                      4,500,958
                                                                                                 ---------
                                                                                                 ---------
Diluted earnings per share                                                                           $0.06
                                                                                                 ---------
                                                                                                 ---------
Shares used in computation of diluted earnings
  per share                                                                                      4,760,179
                                                                                                 ---------
                                                                                                 ---------


HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1997
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                          Historical
                                                     -----------------------
                                                                   Las Vegas      Pro Forma
                                                     Company         Store        Adjustments       Pro Forma
                                                     -------       ---------      -----------       ---------
Net revenues                                         $28,430         $2,272                          $30,702

Cost and expenses:

     Cost of sales and services                       19,132          1,234                           20,366
     Depreciation and amortization                       330             73          $ (73)(1)           404
                                                                                        74 (1)
     Selling, general and administrative               7,943            732            (75)(3)         8,600
                                                     -------         ------          -----        ----------
Total costs and expenses                              27,405          2,039            (74)           29,370
                                                     -------         ------          -----        ----------
Income from operations                                 1,025            233             74             1,332

Interest expense and other, net                          218              1             33 (2)           252
                                                     -------         ------          -----        ----------
Income before income taxes                               807            232             41             1,080

Provision for income taxes                               480*                          100 (4)            580
                                                     -------         ------          -----        ----------
Net income                                           $   327         $  232        $   (59)        $     500
                                                     -------         ------          -----        ----------
                                                     -------         ------          -----        ----------
Basic earnings per share                                                                          $     0.18
                                                                                                  ----------
                                                                                                  ----------
Shares used in computation of basic earnings
  per share                                                                                        2,777,618
                                                                                                  ----------
                                                                                                  ----------
Diluted earnings per share                                                                             $0.17
                                                                                                  ----------
                                                                                                  ----------
Shares used in computation of diluted earnings
  per share                                                                                        2,873,186
                                                                                                  ----------
                                                                                                  ----------


* Includes $170 deferred income taxes resulting from change in tax status.

ADJUSTMENTS TO PRO FORMA FINANCIAL STATEMENTS
(Dollars in Thousands)

(1) Adjust depreciation and amortization of acquired equipment and intangibles to reflect new basis in the acquired store:

Eliminate historical depreciation and amortization:
     Twelve months ended December 31, 1997:                            $ 73
     Three months ended March 31, 1998:                                  21

Provide depreciation and amortization on acquired bases in equipment and intangibles:
     Equipment - 7 to 10 year life - purchase price allocated           341
     Intangibles - 5 to 40 year life - purchase price allocated         559

Twelve months ended December 31, 1997:
     Depreciation of equipment                                           49
     Amortization of intangibles                                         25
                                                                       ----
          Total                                                          74

Three months ended March 31, 1998:
     Depreciation of equipment                                           12
     Amortization of intangibles                                          6
                                                                       ----
          Total                                                          18

(2)  Adjust interest expense:

Provide for interest expense on debt issued in acquisition:
     Debt                                                               500
     Interest rate                                                     8.00%

     Twelve months ended December 31, 1997:                              33
     Three months ended March 31, 1998:                                   9


(3)  Decrease previous Officer Salary to new contract with Horizon:

     Twelve months ended December 31, 1997:                              75
     Three months ended March 31, 1998:                                  16


(4) Adjust pro forma taxes (at a rate of 38% for 1997 and 40% for 1998) for acquisition adjustments and historical income:

     Twelve months ended December 31, 1997:                             100
     Three months ended March 31, 1998:                                  19